Registration No. 033-17423
Investment Company Act No. 811-05339

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2009

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 25	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 26	☒

(Check Appropriate Box or Boxes)

CONCORDE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)(Zip Code)

(972) 701-5400
(Registrant's Telephone Number, Including Area Code)

Gary B. Wood, Ph.D.
Concorde Financial Corporation
(d/b/a Concorde Investment Management)
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(Name and Address of Agent For Service)

WITH A COPY TO:

Richard L. Teigen
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	on January 28, 2009 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS	January 28, 2009

CONCORDE
VALUE FUND

A MESSAGE FROM THE PRESIDENT OF
CONCORDE INVESTMENT MANAGEMENT

Concorde Investment Management, the investment advisor for Concorde Funds, Inc. (the “Advisor”), serves as investment advisor and financial counselor to individuals, trusts, and qualified plans.  In managing assets, including the assets of Concorde Value Fund, we always look for an appropriate balance between risk and return.

Concorde Value Fund. In managing equity investments, we believe the best investment policy is to buy stocks of companies for less than the per share price that a knowledgeable investor would pay for the entire company.  We are prepared to hold these stocks for the long-term irrespective of what the popular opinion is of their value or the value of the overall stock market.

We at Concorde Investment Management pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund.

Sincerely,

/s/ Gary B. Wood

Gary B. Wood, Ph.D.
President

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Concorde Funds, Inc.

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400

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TABLE OF CONTENTS

CONCORDE VALUE FUND	3

Main Goal	3
Principal Investment Strategies	3
Main Investment Risks	3
Bar Chart and Performance Table	5
Fees and Expenses	6

OTHER INVESTMENT PRACTICES AND RISKS	7

Investment Objectives	7
Portfolio Turnover	7
Temporary Defensive Positions	8
Disclosure of Portfolio Holdings	8

MANAGEMENT	8

THE FUND’S SHARE PRICE	9

PURCHASING SHARES	9

How to Purchase Shares from the FUND	9
Purchasing Shares from Broker-dealers, Financial Institutions and Others	12
Other Information about Purchasing Shares of the FUND	13

REDEEMING SHARES	13

How to Redeem (Sell) Shares by Mail	13
How to Redeem (Sell) Shares by Telephone	14
How to Redeem (Sell) Shares through Servicing Agents	15
Redemption Price	15
Payment of Redemption Proceeds	15
Other Redemption Considerations	16
Frequent Purchases and Redemptions of FUND Shares	16

DIVIDENDS, DISTRIBUTIONS AND TAXES	17

FINANCIAL HIGHLIGHTS	18

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CONCORDE VALUE FUND

Main Goal

Concorde Value Fund (the “FUND”) seeks long-term growth of capital.  The FUND may change its investment objective without obtaining shareholder approval.

Principal Investment Strategies

The FUND attempts to reduce risk by investing mainly (80% or more) in undervalued common stocks.  The FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  The FUND considers many factors in determining whether a common stock is undervalued including:

●	financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow
●	the company’s historic cash flow
●	the company’s historic and present market share
●	balance sheet condition
●	management

The FUND believes a company can be undervalued for any number of reasons. The most common reason is that it is out of favor.  By investing in undervalued stocks, the Advisor believes the FUND will be in a position to outperform the market while reducing its risk of underperforming the market.  The FUND may invest in stocks of companies with any size market capitalization.  To hedge against a possible loss in value of securities it holds, the FUND may write covered call options.  (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.)  To hedge against a possible loss in value of its portfolio caused by a general decline in the stock market, the FUND may purchase stock index put options (stock index put options increase in value when the index declines).

Main Investment Risks

The FUND is subject to the following risks:

●
Market Risk.  The prices of the stocks in which the FUND invests may decline for a number of reasons such as changing economic, political or market conditions.  The price declines may be steep, sudden and/or prolonged.  This means you may lose money.

●
Financial Risk.  There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated.  Factors affecting a company’s performance can include the strength of its management and the demand for its products or services.

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●
Value Investing Risk.  The FUND mainly invests in undervalued stocks.  There is a risk that the Advisor may not properly assess a company’s value or that the market does not recognize improving fundamentals as quickly as the FUND anticipated.  In such cases, the stocks may not reach prices which reflect the intrinsic value of the company.  There is also a risk that the FUND may not perform as well as other types of mutual funds when “value” style investing is out of favor with other investors.

●
Hedging Risk.  By writing a call option, the FUND may incur the risk of lost opportunity if the price of the underlying security rises in value.  If the FUND does not exercise or sell a put option it has purchased prior to the option’s expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost.  It is possible there may be times when a market for the FUND’s outstanding options does not exist.

●
Foreign Securities Risk.  The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders.  When the FUND invests in securities of foreign issuers, the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, however, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

●
Market Timing Risk.  Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.

The FUND is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

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Bar Chart and Performance Table

The bar chart and table below give some indication of the risks of investing in the FUND by showing how the FUND’s performance changes from year to year and how its average annual returns over various periods compare to those of a broad measure of market performance.  Please keep in mind that the FUND’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  The FUND may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the 10-year period shown on the bar chart the FUND’s highest total return for a quarter was 12.14% (quarter ended December 31, 2003) and the lowest total return for a quarter was (22.51)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the Periods Ending December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
CONCORDE VALUE FUND
Return Before Taxes	(37.76%)	(3.19%)	0.56%
Return After Taxes on Distributions (1)	(38.35%)	(4.19%)	(0.39%)
Return After Taxes on Distributions and Sale of Fund Shares (1)	(23.80%)	(2.34%)	0.55%
RUSSELL 2000 INDEX (2) (3)	(33.79%)	(0.93%)	3.02%
RUSSELL 3000 VALUE INDEX (3) (4)	(36.25%)	(0.72%)	1.69%

(1)
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  The FUND’s returns after taxes on distributions and sale of FUND’s shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)
The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.  The FUND is discontinuing the use of this index and replacing it with the Russell 3000 Value Index in future prospectuses.  The FUND believes that the Russell 3000 Value Index provides a better comparative benchmark than the Russell 2000 Index.

(3)	This index does not reflect investment management fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. A direct investment in an index is not possible.
(4)
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

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Fees and Expenses

The table below describes the fees and expenses you may pay if you buy and hold shares of the FUND.

SHAREHOLDERS’ FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee(1)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees	0.90%
Other Expenses(2)	0.72%
Acquired Fund Fees and Expenses(3)	0.02%
Total Annual Fund Operating Expenses	1.64%

(1)	Shareholders will be charged a fee by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders.
(2)	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on actual amounts for the Fund’s last fiscal year.
(3)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  Acquired Fund fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table differs from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the prospectus because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the FUND and does not include indirect expenses such as acquired fund fees and expenses.

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Example

This example is intended to help you compare the cost of investing in the FUND with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the FUND for the time periods indicated and then redeem all of your shares at the end of these periods.  The example also assumes that your investment has a 5% return each year and that the FUND’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$167	$517	$892	$1,944

OTHER INVESTMENT PRACTICES AND RISKS

In seeking to achieve its investment objectives, the FUND may follow investment practices and assume risks in addition to those discussed previously.

Investment Objectives

The FUND seeks long-term growth of capital.  The FUND may change its investment objective without obtaining shareholder approval.

Portfolio Turnover

The FUND does not engage in trading for short-term profits, but when the circumstances warrant, the FUND may sell securities without regard to the length of time held.  The FUND will typically hold an equity security until either the security price reaches at least the Advisor’s target valuation level or the FUND determines that the security’s price is unlikely to reach that level.  The FUND may hold stocks for several years or longer, if necessary.

A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains.  This means that you may have a higher tax liability.  A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the FUND’s performance.

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Temporary Defensive Positions

The FUND may, in response to adverse market, economic or other conditions, take temporary defensive positions.  This means the FUND will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The FUND will not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value.  Under normal market conditions, the FUND may hold some cash and money market positions to pay FUND expenses, satisfy redemption requests or take advantage of investment opportunities.

Disclosure of Portfolio Holdings

A description of the FUND’s policies and procedures with respect to the disclosure of the FUND’s portfolio securities is available in the FUND’s Statement of Additional Information (“SAI”).

MANAGEMENT

Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND.  The Advisor’s address is:

1000 THREE LINCOLN CENTRE
5430 LBJ FREEWAY LB3
DALLAS, TEXAS 75240-2650

As the investment advisor to the FUND, the Advisor manages the investment portfolio of the FUND.  The Advisor makes the decisions as to which securities to buy and which securities to sell.  During the last fiscal year, the FUND paid the Advisor an annual investment advisory fee equal to 0.9% of the daily net assets of the FUND.

 A discussion of the basis for the Board of Directors’ annual approval of the Fund’s advisory agreement in November 2007 is available in the Fund’s Semi-Annual Report for the period ending March 31, 2008.  A discussion regarding the Board of Directors’ annual approval of the Fund’s advisory agreement in November 2008 will be available in the Fund’s Semi-Annual Report for the period ending March 31, 2009.

The management team for the FUND currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter, co-managers.  Dr. Wood has been President of the Advisor since its inception in 1981 and the FUND’s President and Senior Manager of its management team since inception.  Dr. Wood also controls the Advisor.  Mr. Stetter has been the FUND’s secretary since January 1998 and a portfolio manager with the Advisor since 1994.  As co-managers, Dr. Wood and Mr. Stetter have equal authority to manage the FUND’s portfolio.  The FUND’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the FUND.

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THE FUND’S SHARE PRICE

The price at which investors purchase shares of the FUND and at which shareholders redeem shares of the FUND is called its net asset value (“NAV”).  The FUND normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on holidays and weekends.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The FUND calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  If market quotations are not available, the FUND will value securities at their fair value by and under the supervision of its Board.

The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.  Further, there can be no assurance that the FUND could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the FUND determines its NAV per share.

The FUND values most money market instruments it holds at their amortized cost.  The FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES
How to Purchase Shares from the FUND

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts
●	All accounts $500
b.	Existing accounts
●	Purchases by mail $100
●	Purchases by wire $500

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3.
Complete the New Account Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The FUND has additional New Account Applications and remittance forms if you need them.)  If you have any questions, please call (972) 701-5400 or 1-800-294-1699.

4.
Make your check payable to Concorde Funds, Inc.  All checks must be in U.S. dollars drawn on U.S. banks.  The FUND does not accept payment in cash or money orders.  The FUND also does not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the FUND does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The FUND is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the FUND, for any payment that is returned.  It is the policy of the FUND not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The FUND reserves the right to reject any application.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

BY TELEPHONE
Telephone Purchase Option:  Investors may purchase additional shares by calling 1-800-294-1699.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV calculated on the day of your purchase order.

10

BY WIRE
Initial Investment — By wire: If you are making an initial investment in the FUND, before you wire funds, please contact the transfer agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments — By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.

Before each wire purchase, you should be sure to notify the transfer agent at 1-800-294-1699 or to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the transfer agent.  Your bank may charge you a fee for sending a wire to the Fund.

You should wire funds to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Concorde Value Fund)
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The FUND and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Once you open your account, you may make subsequent investments into the FUND through an Automatic Investment Plan (“AIP”).  If you use an Automatic Investment Plan, the investment minimum amount is $100.  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  We are unable to debit mutual fund or pass through accounts.  The FUND may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.  You may modify or terminate your participation in the AIP by contacting the transfer agent five days prior to the effective date.  If your bank rejects your payment for any reason, the transfer agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-800-294-1699 for more information about the FUND’s Automatic Investment Plan.

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In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the FUND’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent at 1-800-294-1699 if you need additional assistance when completing your application.  If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The FUND may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Also note that FUND shares are not available for purchase by foreign (non-U.S.) investors.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the FUND.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the FUND or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

The FUND may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the FUND as an investment alternative in the programs they offer or administer.  Servicing agents may:

●
Become shareholders of record of the FUND.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the FUND’s minimum purchase requirements.

●
Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUND.  These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUND.

●	Charge fees to their customers for the services they provide them. Also, the FUND and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

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●
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

●
Be authorized to accept purchase orders on behalf of the FUND (and designate other Servicing Agents to accept purchase orders on behalf of the FUND).  This means that the FUND will process the purchase order at the NAV which is determined following the Servicing Agent’s acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the FUND through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the FUND within the period specified in its agreement with the FUND, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the FUND

The FUND may reject any Purchase Application for any reason.

The FUND will not issue certificates evidencing shares purchased.  Instead, the FUND will send investors a written confirmation for all purchases of shares.

The FUND offers the following retirement plans:

●	Traditional IRA
●	Roth IRA
●	SEP-IRA

Investors can obtain further information about the retirement plans by calling the FUND at (972) 701-5400.  The FUND recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES
How to Redeem (Sell) Shares by Mail
1.	Prepare a letter of instruction containing:
●	the name of the FUND
●	account number(s)
●	the amount of money or number of shares being redeemed
●	the name(s) on the account
●	daytime phone number
●
additional information that the FUND may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the FUND’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-294-1699 if you have any questions.

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2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.
3.
Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

●	When redemption proceeds are payable or sent to a person other than the person in whose name the shares are registered
●	When redemption proceeds are to be sent to an address other than the address of record
●	If a change of address was received by the Transfer Agent within the 15 days;
●	If ownership is changed on your account;
●	When establishing or modifying certain services on an account;

In addition to the situations described above, the FUND and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone
1.
Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the New Account Application.  If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option.  When you do so, please sign the request exactly as your account is registered.  In order to determine if you will also need to have the signatures guaranteed, please contact U.S. Bancorp Fund Services, LLC at 1-800-294-1699.  Shares held in retirement plans cannot be redeemed by telephone.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.	Call U.S. Bancorp Fund Services, LLC at 1-800-294-1699. Please do not call the Fund or the Advisor.

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Once a telephone transaction has been placed, it cannot be cancelled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

●	U.S. Bancorp Fund Services, LLC receives your written request with all required information.
●	U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.
●	A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the FUND receives your request in accordance with its procedures.

Payment of Redemption Proceeds

●
For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

●
For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will mail a check to the address of record or will wire proceeds to your bank account of record.  If your bank is a member of the Automated Clearing House, you may also have proceeds sent via electronic funds transfer to your predetermined bank account.  Wires are subject to a $15 fee paid by the investor.  You do not incur any charge when proceeds are sent via the ACH system but it generally takes up to three business days to receive proceeds in your account.

●	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

15

Other Redemption Considerations

When redeeming shares of the FUND, shareholders should consider the following:

●	The redemption may result in a taxable gain.
●
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

●	The FUND may delay the payment of redemption proceeds for up to seven days for any redemption.
●
If you purchased shares by check, the FUND may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

●
Proceeds redeemed by telephone will be mailed, wired, or sent via EFT only to an investor’s address or bank account of record.  If proceeds are to be sent to another address or bank account, a written request with signatures guaranteed will be required.

●
The FUND reserves the right to refuse a telephone redemption request if they believe it is advisable to do so.  For example, this could occur if the caller were unable to identify himself or herself as the shareholder.  The FUND and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time.  Neither the FUND nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

●
U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

●
If your account balance falls below $250 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $250 or more.  If you do not, the FUND may close your account and mail the redemption proceeds to you.

Frequent Purchases and Redemptions of FUND Shares

Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the FUND’s Board of Directors (the “Board”) has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because to date the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy.

16

The FUND’s Board believes that the FUND is not particularly attractive to investors utilizing a market timing strategy because the performance of the FUND historically has tended not to correlate directly with those of the major equity indices.  The officers of the FUND on a regular basis receive reports as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares that are disruptive to the FUND.  The officers of the FUND will report to the Board any such unusual trading in FUND shares.  In such event, the FUND’s Board may reconsider its decision not to adopt policies and procedures with respect to market timing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The FUND distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have two distribution options:

●	Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional FUND shares.
●
All Cash Option — Both dividend and capital gains distributions will be paid in cash.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the FUND reserves the right to reinvest the distribution check in your account, at the FUND’s current NAV, and to reinvest all subsequent distributions.

You may make this election on the New Account Application.  You may change your election by writing to U.S. Bancorp Fund Services, LLC.

The FUND’s distributions, whether received in cash or reinvested in additional shares of the FUND, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income, and capital gains (which may be taxed at different rates depending on the length of time the FUND holds the assets generating the capital gains).  The FUND expects that its distributions will consist of both ordinary income and long-term capital gains.

17

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the FUND’s financial performance for its past five fiscal years of operations.  Certain information reflects financial results for a single FUND share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions).  This information has been audited by Brad A. Kinder, CPA, whose report, along with the FUND’s financial statements, are included in the Annual Report which is available upon request.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS
	Fiscal Year Ended September 30,
	2008	2007	2006	2005	2004
PER SHARE DATA (1):
Net asset value, beginning of year	$18.39	$17.94	$17.06	$15.66	$14.07
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04	0.09	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.88)	1.93	1.71	2.34	1.94
Total income (loss) from investment operations	(3.87)	1.97	1.80	2.23	1.82
Less distributions:
Distributions from net investment income		(0.15)			
Distributions from net realized gains	(1.78)	(1.37)	(0.92)	(0.83)	(0.23)
Total distributions	(1.78)	(1.52)	(0.92)	(0.83)	(0.23)
Net asset value, end of year	$12.74	$18.39	$17.94	$17.06	$15.66
TOTAL RETURN	(22.98)%	11.24%	11.00%	14.50%	13.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$14,115	$18,972	$17,886	$16,622	$14,778
Ratio of expenses to average net assets	1.62%	1.60%	1.61%	2.12%	2.08%
Ratio of net investment income (loss) to average net assets	0.03%	0.20%	0.54%	(0.69%)	(0.76%)
Portfolio turnover rate	34%	29%	31%	22%	35%

(1)	Per share information has been calculated using the average number of shares outstanding.

18

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

●
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the prospectus*

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To learn more about the FUND, you may want to read the FUND’s SAI which contains additional information about the FUND. The FUND has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.  You also may learn about the FUND’s investments by reading the FUND’S annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year as well as the auditors’ report.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling US. Bancorp Fund Services, LLC at 1-800-294-1699 or by writing to:

Concorde Funds
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

The FUND does not currently have an Internet web site.  Prospective investors and shareholders who have questions about the FUND may also call the above number or write to the above address.

The general public can review and copy information about the FUND (including the SAl) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call (202) 551-8090 for information on the operation of the Public Reference Room.) Reports and other information about the Concorde Funds are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0213

Please refer to the FUND’s Investment Company Act File No. 811-5339 when seeking information about the FUND from the Securities and Exchange Commission.

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STATEMENT OF ADDITIONAL INFORMATION
CONCORDE VALUE FUND	January 28, 2009

CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Concorde Funds, Inc. dated January 28, 2009.  Requests for copies of the prospectus should be made in writing to Concorde Funds, Inc., 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, Attention: Corporate Secretary or by calling (972) 701-5400.

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2008, of Concorde Funds, Inc. (File No. 811-5339), as filed with the Securities and Exchange Commission on December 8, 2008:

Report of Independent Registered Public Accounting Firm
Schedule of Investments in Securities
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling U.S. Bancorp Fund Services, LLC at 1-800-294-1699.  The Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s September 30, 2008 Annual Report as filed with the Securities and Exchange Commission (“SEC”).

CONCORDE FUNDS, INC.
Table of Contents

Fund History and Classification	3
Investment Restrictions	3
Investment Policies and Practices	5
Directors and Officers of the Corporation	12
Compensation Table	13
Code of Ethics	14
Proxy Voting Policy	14
Ownership of Management and Principal Shareholders	14
Investment Advisor	15
Portfolio Managers	17
Determination of Net Asset Value	18
Anti-Money Laundering Program	19
Redemption of Fund Shares	20
Allocation of Portfolio Brokerage	20
Administrator, Custodian and Transfer Agent	21
Taxes	22
Independent Registered Public Accounting Firm	23
Capital Structure	23
Shareholder Meetings	24
Description of Bond Ratings	25
Financial Statements	27

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 28, 2009 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Concorde Funds, Inc. (the “Corporation”) is an open-end, diversified management investment company whose sole series is the “Concorde Value Fund” portfolio (the “FUND”). Concorde Funds, Inc. is registered under the Investment Company Act of 1940.  Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987.

INVESTMENT RESTRICTIONS

The FUND has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

1.
The FUND will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUND may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

2.
The FUND’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the FUND’s net assets and of such 5% not more than 2% of the FUND’s net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.  Warrants are options to purchase securities at a specified price, valid for a specified period of time.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  If the FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

3.
The FUND will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND’s net assets.  The FUND will not purchase securities while it has any outstanding borrowings.

4.	The FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities.

5.	The FUND will not make investments for the purpose of exercising control or management of any company.

6.
The FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

7.
The FUND will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

8.	The FUND will not purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUND.

9.
The FUND will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

10.
The FUND will not act as an underwriter or distributor of securities other than shares of the FUND and the FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

11.	The FUND will not purchase or sell real estate or real estate mortgage loans.

12.	The FUND will not purchase or sell commodities or commodities contracts.

13.
The FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

14.	The FUND’s investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets.

15.	The FUND will not invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the FUND’s assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND PRACTICES

The FUND’s prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Preferred Stocks

The FUND may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s Board of Directors (the “Board”).  Preferred stock also may be subject to optional or mandatory redemption provisions.

Illiquid Securities

The FUND may invest up to 10% of its total assets in illiquid securities.  The Board of the Corporation or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations.  Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable.

Repurchase Agreements and Other Short-Term Investments

        The FUND may enter into repurchase agreements with banks or certain non-bank broker/dealers.  In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price.  The repurchase price reflects an agreed-upon interest rate during the time the FUND’s money is invested in the security.  Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased.  The FUND’s risk is the ability of the seller to pay the agreed-upon price on the delivery date.  If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  To the extent the value of the security decreases, the FUND could experience a loss.  The FUND’s Board has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

In addition, the FUND may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by the Advisor to be of comparable quality.  The FUND may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000.  The FUND will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests.  However, when investing for temporary defensive purposes, up to 100% of the FUND’s assets may be invested in such securities.

U.S. Government Securities

The FUND may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality.  While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Foreign Securities

The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  The FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated.  The FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies.  Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations.  The FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders.  Although the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Hedging Instruments

Index Options Transactions. The FUND may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the FUND’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the FUND may buy or sell; however, the Advisor intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUND will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The FUND will not enter into an option position that exposes the FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Advisor may utilize index options as a technique to leverage the portfolios of the FUND.  If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUND will be enhanced.  If the Advisor has the FUND take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the FUND would incur losses greater than the FUND would have incurred without the options position.

Options on Securities. The FUND may buy put and call options and write (sell) call options on securities.  By writing a call option and receiving a premium, the FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the FUND will be traded on recognized securities exchanges.

When writing call options on securities, the FUND may cover its position by owning the underlying security on which the option is written.  Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the FUND may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND.  The principal reason for the FUND to write call options on stocks held by the FUND is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the FUND wishes to terminate the FUND’s obligation with respect to an option it has written, the FUND may effect a “closing purchase transaction.”  The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the FUND is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

The FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the call option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option.  The FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

The FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option.  If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUND.  In such event, the FUND would be unable to realize its profits or limit its losses until the FUND would exercise options it holds and the FUND would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the FUND are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Securities of Other Registered Investment Companies

The FUND may invest up to 10% of its net assets in shares of registered investment companies.  The FUND will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  The Fund may invest more in money market funds.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests.  By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.

Portfolio Turnover

The FUND does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held.  The FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued.  The Advisor is prepared to hold stocks for several years or longer, if necessary.  The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the FUND, even if the same security has only recently been sold.  In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders.  Subject to those considerations, the FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the applicable FUND’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the FUND’s annual portfolio turnover rate may vary from year to year.

The annual portfolio turnover rate indicates changes in the FUND’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND.  In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

For the fiscal periods indicated below the FUND’s portfolio turnover rate was:

Portfolio Turnover During fiscal years ended September 30,
2007	2008
29%	34%

The portfolio turnover rate is calculated by dividing the lesser of the FUND’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Disclosure of Portfolio Holdings

The FUND maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the FUND’s shareholders.

The FUND has entered into arrangements with certain third party service providers for services that require these groups to have access to the FUND’s portfolio on a daily basis.  As a result, such third party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  Specifically, for example, the FUND may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the FUND, which includes maintaining a current portfolio of the FUND.  The FUND also undergoes an annual audit which requires the FUND’s independent auditor to review the FUND’s portfolio.  In addition to the FUND’s fund accountant, the FUND’s custodian also maintains an up-to-date list of the FUND’s holdings.  Further, the Fund may disclose its portfolio holdings to financial printers for the purpose of preparing FUND regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the FUND and to ranking organizations for use in developing a ranking for the FUND.  Each of these parties is contractually and/or ethically prohibited from sharing the FUND’s portfolio unless specifically authorized by the FUND’s President.

Additionally, the FUND may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research.  The FUND’s management has determined that these organizations provided investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The FUND may not pay these organizations or receive any compensation from them for providing this information.  The FUND may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board.  The name, address, age, principal occupation(s) during the past five years and certain other information as of September 30, 2008 with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director
“Disinterested Persons”
William Marcy, P.E. Age: 66 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Director	Indefinite, until successor elected. Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

John H. Wilson Age: 66 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Chairman and Director	Indefinite, until successor elected. Since 1992	President of U.S. Equity Corporation, a venture capital firm, since 1983.	1	Capital Southwest Corporation, Encore Wire Corporation, Palm Harbor Homes, Inc.
“Interested Persons”
Gary B. Wood, Ph.D.* Age: 59 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	President, Chief Compliance Officer, Treasurer and Director	Indefinite, until successor elected (as Director) One-year term (as officer). Since 1987	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, a former investment advisory firm affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	OmniMed Corporation eOriginal, Inc., COMM Group, Inc.
John A. Stetter Age: 53 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Secretary	One-year term. Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

*	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the Investment Company Act of 1940.

The Corporation’s Board has an audit committee whose members are Messrs. John H. Wilson and William Marcy.  The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the FUND’s internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee met two times during the fiscal year ended September 30, 2008.

The Corporation’s Board has no other committees.

During the fiscal year ended September 30, 2008, each director who is not deemed an “interested person” of the FUND received $250 for each Board of Directors meeting attended. The Corporation’s standard arrangement with directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board.

The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 2008:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from FUND	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from FUND and Fund Complex Paid to Director
“Disinterested Persons”
William Marcy, P.E.	$1,000	$0	$0	$1,000
John H. Wilson	$1,000	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D	0	0	0	0

CODE OF ETHICS

The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940.  Subject to certain conditions, this code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUND.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the FUND or is being purchased or sold by the FUND.

PROXY VOTING POLICY

The FUND votes proxies in accordance with the Advisor’s proxy voting policy.  The Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security.  In the event that a vote presents a conflict of interest between the interests of the FUND and the Advisor, the Advisor will disclose the conflict to the Board and offer the Board the opportunity to instruct the Advisor in voting the securities.  Information regarding how the FUND voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available, without charge, upon request, by calling 1-800-294-1699, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Control persons are persons deemed to control the FUND because they own beneficially over 25% of the outstanding shares of the FUND.

Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the FUND.

Set forth below are the names and addresses of all holders of the FUND’s shares who as of December 31, 2008 beneficially owned more than 5% of the then outstanding shares of the FUND.

Name and Address of Shareholder	Percent of Class
National Financial Services LLC 1 World Financial Center, Fifth Floor New York, New York 10281-5503	96.71%

*	At December 31, 2008, National Financial Services, LLC owned of record, but not beneficially, 1,178,331 shares of the FUND, or 96.71%, of the then outstanding shares.

The following table sets forth the dollar range of equity securities beneficially owned by each director in the FUND as of December 31, 2008:

Name of Director	Dollar Range of Equity Securities in the FUND	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, P.E.	None	None
John H. Wilson	None	None
“Interested Person”
Gary B. Wood, Ph.D	over $100,000	over $100,000

As of December 31, 2008, the directors and officers of the Corporation as a group owned 1.27% of the outstanding shares of the FUND.  Furthermore, neither the Disinterested Directors, nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor.  Accordingly, neither the Disinterested Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

None of the directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor (as defined below) or companies, other than registered investment companies, controlled by or under common control with the Advisor.

INVESTMENT ADVISOR

The investment advisor to the FUND is Concorde Financial Corporation, which does business under the name Concorde Investment Management (the “Advisor”).  The Advisor is controlled by Gary B. Wood, Ph.D. Dr. Wood is also president, treasurer and a director of the Corporation.  Pursuant to an investment advisory agreement between the FUND and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the FUND.  For its services to the FUND, the Advisor receives a monthly fee based on the average daily net assets of the FUND at the annual rate of 0.9% for the FUND.

During the fiscal years ended September 30, the FUND incurred the following advisory fees.

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Reimbursed by Advisor	Net Fees Paid to Advisor
2008	$151,647	$0	$151,647
2007	$169,554	$0	$169,554
2006	$153,116	$0	$153,116

Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUND, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUND and maintaining its organization; bears all sales and promotional expenses of the FUND, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the FUND (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940).

The FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions.  The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the FUND’s assets; expenses of calculating the net asset value (“NAV”) and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Advisor has undertaken to reimburse the FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale.  If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND.  As of the date of this SAI, the shares of the FUND are not qualified for sale in any state which imposes an expense limitation.  The FUND monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the FUND will create an account receivable from the Advisor for the amount of such excess.  In such a situation, the monthly payment of the Advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND’s fiscal year if accrued expenses thereafter fall below this limit.  The adjustment will be reconciled at the end of the fiscal year and not carried forward.

The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of the Corporation, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of the Corporation or by vote of a majority of the FUND’s shareholders, on a 60-day written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

The Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

PORTFOLIO MANAGERS

Mr. John A. Stetter is a co-portfolio manager responsible for the day-to-day management of the FUND.  The following table shows the number of other accounts, other than the FUND, managed by Mr. Stetter and the total assets in the accounts managed within various categories as of September 30, 2008.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	86	$153,000,000	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio manager, Mr. Stetter will proceed in a manner that ensures that the FUND will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Stetter.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Gary B. Wood, Ph.D. is a co-portfolio manager responsible for the day-to-day management of the FUND.  The following table shows the number of other accounts, other than the FUND, managed by Dr. Wood and the total assets in the accounts managed within various categories as of September 30, 2008.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	86	$153,000,000	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio manager, Dr. Wood will proceed in a manner that ensures that the FUND will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Dr. Wood.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Each co-portfolio managers’ compensation is made up of a fixed salary amount which is not based on the value of the assets in the FUND’s portfolio.  Any bonuses received by the portfolio manager are based on the profitability of the Advisor.  The co-portfolio managers participate in a retirement plan funded by the Advisor.

Securities Owned in the FUND by Portfolio Manager.  As of September 30, 2008, the co-portfolio managers owned the following equity securities in the FUND:

Name of Portfolio Manager	Dollar Range of Equity Securities in the FUND (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000, or over $1,000,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
John A. Stetter	$10,001 to $50,000	$10,001 to $50,000
Gary B. Wood, Ph.D.	$100,001 to $500,000	$100,001 to $500,000

DETERMINATION OF NET ASSET VALUE

The NAV (or price) per share of the FUND is determined by dividing the total value of the FUND’s investments and other assets, less any liabilities, by its number of outstanding shares.  The NAV of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.

The per share NAV of the FUND is determined by dividing the total value of the FUND’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.  In calculating NAV of the FUND, portfolio securities that are listed on a national securities exchange or quoted on the NASDAQ Stock Market are valued at the last sale price on the day the valuation is made, or if not traded on the valuation date, the most recent bid price. Other securities for which market quotations are readily available are valued at the latest quoted bid price.  Debt securities are valued at the latest bid prices furnished by independent pricing services.  Options purchased or written by the FUND are valued at the closing current bid price, when available.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

An example of how the FUND calculated its NAVs per share as of September 30, 2008 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$14,115,268	=	$12.74
1,108,101

The FUND may invest in foreign securities.  Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The FUND’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange.  If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the FUND’s Board.

ANTI-MONEY LAUNDERING PROGRAM

The Corporation has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Corporation’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the FUND’s service providers and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The FUND will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Corporation may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Corporation may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTION OF FUND SHARES

Subject to the FUND’s compliance with applicable regulations, the FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the FUND’s portfolio.  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of FUND shares receives a distribution in-kind, he would incur brokerage charges when converting the securities to cash.  Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND’s net assets at the beginning of the 90 day period will be paid the redemption price in cash.

The right to redeem shares of the FUND will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the FUND to dispose of their securities or fairly to determine the value of their net assets.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the FUND are made by the Advisor subject to review by the Corporation’s Board.  In placing purchase and sale orders for portfolio securities for the FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the FUND means the best net price without regard to the mix between purchase or sale price and commission, if any.  For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the FUND, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement.  Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUND may indirectly benefit from services available to the Advisor as a result of transactions for other clients.  The Agreement provides that the Advisor may cause the FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the FUND and the other accounts as to which it exercises investment discretion.

For the fiscal years ended September 30, the FUND paid the following in brokerage commissions:

2008	2007	2006
$26,719	$16,509	$21,119

Fiscal Year Ended September 30, 2008
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$5,758,466	$11,236

The FUND did not acquire securities of its regular brokers and dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended) or their parents during fiscal 2008.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A., Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the FUND.  As such, U.S. Bank, N.A. holds all securities and cash of the FUND, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUND, the purchase and sale of securities or the payment of distributions to stockholders.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the FUND’s fund administrator, fund accountant, transfer agent and dividend disbursing agent. U.S. Bancorp Fund Services, LLC has entered into a fund accounting services agreement with the FUND pursuant to which it acts as fund accountant.  As fund accountant U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the FUND and calculates the FUND’s NAV on a daily basis.  In consideration of such services, the FUND pays monthly a fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.

During the fiscal years ended September 30, the FUND paid the following amounts to U.S. Bancorp Fund Services, LLC for fund administration services:

	Paid During Fiscal Years Ended September 30
	2008	2007	2006
USBFS	$31,808	$25,499	$22,918

TAXES

The FUND will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The FUND has so qualified in each of its fiscal years.  If the FUND fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the FUND would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  If the FUND did not qualify as a regulated investment company under Subchapter M, shareholders of the FUND would not be liable for income tax on the FUND’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the FUND’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the FUND.

The FUND intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends from the FUND’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the FUND’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the FUND.  A portion of the income distributions of the FUND may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

Any dividend or capital gains distribution paid shortly after a purchase of shares of the FUND will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The FUND may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the FUND with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Brad A. Kinder, CPA, 815 Parker Square, Flower Mound, Texas, 75028, serves as the independent registered public accounting firm for the FUND.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board to issue 30,000,000 shares of Common Stock, $1.00 par value.  The Common Stock is divisible into an unlimited number of “series,” each of which is a separate FUND.  Each share of a FUND represents an equal proportionate interest in that FUND.  Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Corporation’s Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.  The shares are redeemable and are transferable.  All shares issued and sold by the FUND will be fully paid and non-assessable.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

SHAREHOLDER MEETINGS

The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940.  The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to vote not less than 10% of the FUND’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

DESCRIPTION OF BOND RATINGS

The FUND may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor’s Corporation or Moody’s Investors Service, Inc.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody’s Investors Service, Inc.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa — Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s bond rating symbols may contain numerical modifiers of a generic rating classification.  The modifier 1) indicates that the bond ranks at the higher end of its category; the modifier; 2) indicates a mid-range ranking; and the modifier; 3) indicates that the issue ranks in the lower end of its generic rating category.

FINANCIAL STATEMENTS

The FUND’s financial statements appearing in its most current fiscal year Annual Report to Shareholders and the report thereon of Brad A. Kinder, CPA, the FUND’s independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.  The Annual Reports to Shareholders for the FUND, which contain the referenced statements, are available upon request and without charge.

PART C – OTHER INFORMATION

Item 23. Exhibits.

(a)	Registrant’s Articles of Incorporation, as amended (3).
(b)	Registrant’s By-Laws (1).
(c)	None
(d)	Form of Investment Advisory Agreement for the FUND (2).
(e)	None
(f)	None
(g)	Form of Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (2).
(h)	(i) Form of Transfer Agent Servicing Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (2).
(ii) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC(4).
(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC(4).
(iv) Amendment to Transfer Agent Agreement (4).
(i)	Opinion of Foley & Lardner, LLP, counsel for Registrant(4).
(j)	Consent of Brad A. Kinder, CPA – filed herewith.
(k)	None
(l)	Subscription Agreement (3).
(m)	None
(n)	None
(o)	Reserved.
(p)	Code of Ethics – filed herewith.
_______________________

(1)
Previously filed as an exhibit to Post Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto.  Post Effective Amendment No. 10 to the Registration Statement was filed on September 18, 1995.

(2)
Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 13 to the Registration Statement was filed on December 2, 1996.

(3)
Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 14 to the Registration Statement was filed on January 30, 1998.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on January 29, 2007.

Item 24.  Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any person.

Item 25.  Indemnification.

Section 2.02 of the Texas Business Corporation Act and Article VII, Section 7 of the Registrant’s By-Laws provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office.  Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisor.

Information with respect to Dr. Wood is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters.

Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant’s Treasurer, Gary B. Wood, Ph.D., at Registrant’s corporate offices, 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, or Registrant’s custodian, U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin, 53202, or at Registrant’s fund accountant, transfer agent, dividend disbursing agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Item 29.  Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Dallas and State of Texas on the 26th day of January 2009.

CONCORDE FUNDS, INC.
(Registrant)

By:   /s/ Gary B. Wood
Gary B. Wood, Ph.D.
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Gary B. Wood Gary B. Wood, Ph.D.	Principal Executive, Financial and Accounting Officer; Director	January 26, 2009

/s/ John H. Wilson John H. Wilson	Director	January 26, 2009

/s/ William Marcy William Marcy, P.E.	Director	January 26, 2009

EXHIBIT INDEX
Exhibit	Exhibit No.
Consent of Brad A. Kinder, CPA	EX-99.j
Code of Ethics	EX-99.p